SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

OF

WELLS FARGO ADVANTAGE SMALL TO MID CAP STOCK FUNDS

Wells Fargo Advantage Traditional Small Cap Growth Fund (the “Fund”)

Effective December 5, 2014, all references to Paul Carder, CFA in the Fund’s prospectuses and Statement of Additional Information are hereby removed.

December 1, 2014                                                                                                                   SCR124/P201SP